UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2026

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2026, the Board of Directors (the “Board”) of Rekor Systems, Inc. (the “Company”) approved and adopted an amendment to Section 2.5 of the Company’s Amended and Restated Bylaws (the “Bylaw Amendment”), effective immediately. The Bylaw Amendment reduces the quorum required for meetings of stockholders from a majority of the shares entitled to vote to forty percent (40%) of the shares entitled to vote, in each case present in person or represented by proxy, subject to the exceptions set forth in Section 2.5.

The amended quorum requirement applies to the Company’s 2026 Annual Meeting of Stockholders, which is scheduled to reconvene on October 16, 2026 at 10:30 a.m. Eastern Time, and to subsequent meetings of stockholders. The record date for the reconvened Annual Meeting remains the close of business on March 25, 2026. The proposals to be considered at the reconvened Annual Meeting, the Board’s voting recommendations and the voting standards applicable to those proposals are unchanged.

The Company is also filing definitive additional materials on Schedule 14A describing the Bylaw Amendment and its effect on the reconvened Annual Meeting.

Except for the amendment to Section 2.5, the Company’s Amended and Restated Bylaws remain unchanged. The foregoing description of the Bylaw Amendment is qualified in its entirety by reference to the Bylaw Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
3.1	Amendment to and Restatement of Section 2.5 of the Amended and Restated Bylaws of Rekor Systems, Inc., effective October 6, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: October 6, 2026	/s/ Joseph Nalepa
Name: Joseph Nalepa Title: Chief Financial Officer